UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21863

Claymore/Raymond James SB-1 Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, is as follows: [Provide full text of annual report.]

SemiAnnual Report

February 28, 2007
(Unaudited)

Claymore/Raymond James SB-1 Equity Fund

RYJ

RAYMOND JAMES

RAYMOND JAMES®

CLAYMORE®

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Raymond James SB-1 Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily, weekly and monthly data on share prices distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Dear Shareholder

We are delighted to submit the semiannual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). This report covers performance for the six-month period ended February 28, 2007. As you may know, the Fund’s investment objective is to provide capital appreciation. The Fund seeks to achieve that objective, under normal conditions, by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”), the Fund’s Sub-Adviser.

Raymond James is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

The Fund is the only vehicle that provides investors with direct access to Raymond James’ professional equity selection of SB-1 securities through a retail product. We’re pleased with the Fund’s performance in this brief period. We have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund’s long-term prospects.

In the six-month period ended February 28, 2007, the Fund produced a positive total return of 6.59% at net asset value (“NAV”). This represents a change in NAV to $20.30 on February 28, 2007 from $19.15 on August 31, 2006. The Fund also generated a positive total return of 4.33% on a market value basis during the same period. This represents a change in market price to $18.15 on February 28, 2007 from $17.50 at the start of the period.

The Fund provided a year-end distribution of $0.11 per common share on December 29, 2006. This cash distribution, which is taxable under the Internal Revenue Code, is categorized as a short-term capital gain arising from gains upon the sale of securities held for one year or less.

The Fund’s market price discount to NAV narrowed during the period, but the Fund continues to trade at a discount to its NAV. We believe, however, that this discount represents an opportunity as the common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio. And while we hope that the Fund will not continue to trade at its current discount, there is an automatic open-end conversion feature that seeks to address discounts to the net asset value that are sometimes associated with closed-end funds.

The Fund’s Declaration of Trust provides that (beginning after 18 months of operations) if the Fund’s Common Shares close on the New York Stock Exchange (“NYSE”) for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company. Although the Fund is

SemiAnnual Report	February 28, 2007	3

RYJ	Claymore/Raymond James SB-1 Equity Fund | Dear Shareholder continued

required to convene a special shareholder meeting at which the Fund’s shareholders can vote to maintain the Fund’s status as a closed-end fund, there can be no assurance that such a vote would be obtained. In such event, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund’s shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of the report on page 5. You will find information about the structure of the Fund, how Raymond James chooses Strong Buy-1 stocks and which securities and sectors most impacted Fund performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com.

Sincerely,

/s/ Nicholas Dalmaso
Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Questions & Answers

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore Advisors, LLC (“Claymore”) in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore’s line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm’s unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has a total of 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund’s assets and day-to-day activities of the Fund as delegated by the Fund’s Trustees. Below, Mr. Craig discusses the Fund’s performance for the six-month period ended February 28, 2007.

Before we discuss performance, will you first remind us of the Fund’s investment objective and how the Fund was designed to seek that objective?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James’ professional equity selection of SB-1 securities. The Fund’s investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”), the Fund’s Sub-Adviser. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A security that is ranked a Strong Buy 1 is expected by the research analyst to achieve total return targets and to outperform the S&P 500 Index over the next six months. For higher-yielding equities, such as real estate investment trusts (“REITs”) and certain master limited partnerships (“MLPs”), the analyst anticipates the stock to achieve total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns.

How did the Fund perform during the six months ended February 28, 2007?

The equity markets provided strong performance during the fiscal period despite considerable volatility in late February. The Federal Reserve Board (the “Fed”), however, maintained its stance on monetary policy – leaving the federal funds rate unchanged at 5.25%. This was helpful for the stock market in general. After reaching historic levels in late summer, crude oil prices fell substantially over the course of the reporting period. The housing market also struggled, with sub-prime mortgage lenders being the most dramatically impacted. On February 27, 2007, a day before the close of this fiscal period, the global equity markets declined precipitously on the news of a large-scale sell-off in China.

During the period, the Fund provided a positive market price total return of 4.33%. The Fund also gained on a net asset value (“NAV”) basis, generating a total return of 6.59%. For NAV performance comparison purposes, the S&P 500 Index returned 8.93% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market. The Fund’s positions in industrials, consumer staples and health care contributed to performance, while the Fund’s positions in financials, energy and information technology detracted from its performance during the period.

Will you tell us more about Raymond James’ research and ranking system?

Raymond James’ research department supports the company’s institutional and retail sales efforts and publishes research on over 600 companies. The firm’s Equity Research Team is comprised of more than 40 fundamental equity analysts. The analysts examine each company’s balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and other support staff.

The ratings assigned by Raymond James analysts represent such analysts’ judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm’s equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

How is the portfolio constructed and how is it maintained to represent the Sub-Adviser’s Strong Buy 1 picks?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund’s total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the prices of the less liquid securities. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

SemiAnnual Report	February 28, 2007	5

RYJ	Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that are upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.

Will you tell us about the types of portfolio securities held in the Fund?

On February 28, 2007, the Fund’s largest sector positions were in oil, gas and consumable fuels (22% of long-term investments), information technology (20% of long-term investments) and financials (15% of long-term investments). The portfolio held common stocks (91% of total investments) and MLPs (9% of total investments).

Small-capitalization companies represented approximately 56% of total investments, while mid-cap companies represented 22% and large-cap companies represented 21% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.

What are some factors that influenced performance during the period?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund’s performance.

The Fund was helped by its overweight position in telecommunication services, which significantly outperformed the return of the S&P 500 telecommunication services sector. The Fund’s allocation to small-cap companies detracted from performance as their returns were generally lower than the large-cap oriented S&P 500 during the period.

Please tell us about the securities that helped and hurt Fund performance?

The single largest gainer in the Fund was Copa Holdings, SA (0.8% of long-term investments). Copa is a Panama-based passenger and cargo airline company that operates Copa Airlines and AeroRepublica subsidiaries and has code share arrangements with Continental Airlines. Performance during the period was largely attributable to the company’s record earnings in the third quarter of 2006, analyst coverage initiations and new strategic alliances. Nuance Communications (0.8% of long-term investments) was another positive contributor to performance. Nuance is a leading provider of speech and imaging solutions such as speech recognizers, call steering and products that convert text into speech. During the fourth quarter, the company reached agreements with customers such as Bank of America and XM Satellite Radio. The company’s first quarter profits beat analysts’ estimates, which further supported gains.

BJ Services Co. (no longer held in the portfolio), an oil service company, generated a material loss and was a primary detractor from Fund performance. Telecommunications giant Motorola Inc. (0.8% of long-term investments) also hurt performance as it declined substantially during the period.

Please tell us about the Fund’s distributions?

The Fund’s investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through annual distributions. In addition, the Fund intends to distribute any realized net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders.

The Fund provided a year-end distribution of $0.11 per common share on December 29, 2006. Approximately 87% of this distribution was qualified dividend income (“QDI”), which is taxable at the 15% long-term capital gains rate for shareholders who met the holding requirements.

Do you have any other comments for Fund shareholders?

We’re pleased with the Fund’s improved NAV and market performance during this semiannual fiscal period. When considering performance, we encourage investors to take a long-term view. This report covers a very brief period of time – just six months. Investment performance changes on a daily basis and the true test of a Fund’s success is whether it can stand the test of time. We believe that over time, this Fund is poised to perform quite well. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that as the Fund’s NAV continues to improve its market price will improve as well. And while we hope that the Fund will not continue to trade at its current discount, there is an automatic open-end conversion feature that seeks to address discounts to the net asset value that are sometimes associated with closed-end funds.

The Fund’s Declaration of Trust provides that (beginning after 18 months of operations) if the Fund’s Common Shares close on the NewYork Stock Exchange (“NYSE”) for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company. Although the Fund is required to convene a

6	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

special shareholder meeting at which the Fund’s shareholders can vote to maintain the Fund’s status as a closed-end fund, there can be no assurance that such a vote would be obtained. In such event, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund’s shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

RYJ Risks and Other Considerations

The Fund is a recently-organized, diversified, closed-end management investment company with limited history of operations and limited prior history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund’s common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

MLP Risk. An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from “SB-1”status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs, (ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. Please refer to the prospectus for additional risks and considerations.

An investment in the Fund is subject to certain risks and other considerations, including, but not imited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other nvestment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.

SemiAnnual Report	February 28, 2007	7

RYJ	Claymore/Raymond James SB-1 Equity Fund

Fund Summary As of February 28, 2007(unaudited)

Fund Statistics

Share Price	$18.15
Common Share Net Asset Value	$20.30
Premium/Discount to NAV	-10.59%
Net Assets ($000)	$225,808

Total Returns

(Inception 5/19/06)	Market	NAV
Six-Month - non-annualized	4.33%	6.59%
Since Inception	-8.71%	6.87%

Sector Breakdown

% of Long-Term Investment
Oil, Gas & Consumable Fuels	21.7%
Information Technology	20.0%
Financials	14.8%
Consumer Discretionary	12.3%
Health Care	8.2%
Telecommunication Services	7.6%
Industrials	7.1%
Energy Equipment & Services	6.7%
Utilities	0.8%
Consumer Staples	0.8%

Top Ten Holdings

% of Long- Term Investments
Horizon Offshore, Inc.	0.9%
Energy Transfer Equity, L.P.	0.9%
VeraSun Energy Corp.	0.9%
Sprint Nextel Corp.	0.9%
Newfield Exploration Co.	0.9%
Enterprise Products Partners, L.P.	0.9%
Energy Transfer Partners, L.P.	0.9%
Eschelon Telecom, Inc.	0.9%
Merck & Co., Inc.	0.9%
Cbeyond, Inc.	0.8%

Share Price & NAV Performance

Holdings by Capitalization*

Asset Allocation

% of Total Net Asset
Common Stocks	91.3%
Master Limited Partnerships	8.7%
Short-Term Investments	0.1%
Liabilities in excess of Other Assets	-0.1%

100.0%

8	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Portfolio of Investments February 28, 2007 (unaudited)

Number of Shares		Value
	Long-Term Investments - 100.0%
	Common Stocks - 91.3%
	Consumer Discretionary - 12.3%
15,100	Culp, Inc. (a)	$99,811
49,900	Ethan Allen Interiors, Inc.	1,839,314
114,200	Furniture Brands International, Inc.	1,831,768
52,600	Hilton Hotels Corp.	1,856,780
47,300	Home Depot, Inc.	1,873,080
132,000	La-Z-Boy, Inc.	1,816,320
79,500	Leggett & Platt, Inc.	1,893,690
63,200	Lithia Motors, Inc. - Class A	1,861,872
54,500	Lowe’s Cos., Inc.	1,774,520
30,400	Panera Bread Co. - Class A (a)	1,861,392
38,000	Polaris Industries, Inc.	1,819,820
161,200	Service Corporation International	1,890,876
88,400	Stanley Furniture Co., Inc.	1,901,484
28,600	Starwood Hotels & Resorts - REIT	1,881,880
40,400	Steiner Leisure Ltd. (Bahamas) (a)	1,826,484
20,400	Whirlpool Corp.	1,799,484

		27,828,575

	Consumer Staples - 0.8%
57,100	CVS Corp.	1,793,511

	Energy - 20.5%
29,100	Baker Hughes, Inc.	1,894,701
135,500	Bois D’Arc Energy, Inc. (a)	1,844,155
60,600	Chesapeake Energy Corp.	1,847,694
76,600	CNX Gas Corp. (a)	1,852,954
68,900	Comstock Resources, Inc. (a)	1,849,965
87,800	Delta Petroleum Corp. (a)	1,756,000
139,900	Edge Petroleum Corp. (a)	1,758,543
32,100	GlobalSantaFe Corp. (Cayman Islands)	1,849,923
54,900	Goodrich Petroleum Corp. (a)	1,878,129
43,100	Grant Prideco, Inc. (a)	1,870,971
55,900	Helix Energy Solutions Group (a)	1,876,563
120,600	Horizon Offshore, Inc. (a)	1,999,548
264,500	Kodiak Oil & Gas Corp. (Canada) (a)	1,454,750
33,800	Lufkin Industries, Inc.	1,819,792
27,300	National-Oilwell Varco, Inc. (a)	1,901,172
44,800	Newfield Exploration Co. (a)	1,936,256
26,800	Noble Corp. (Cayman Islands)	1,881,896
39,500	Occidental Petroleum Corp.	1,824,110
97,200	Parallel Petroleum Corp. (a)	1,861,380
158,300	Petrohawk Energy Corp. (a)	1,894,851
59,000	Range Resources Corp.	1,883,870
24,200	Transocean, Inc. (Cayman Islands) (a)	1,855,656
37,700	Ultra Petroleum Corp. (a)	1,915,537
114,200	VeraSun Energy Corp. (a)	1,979,086
35,800	XTO Energy, Inc.	1,849,428

		46,336,930

	Financials - 14.8%
39,200	Aflac, Inc.	1,850,240
31,300	Allstate Corp.	1,879,878
136,600	American Equity Investment Life Holding Co.	1,811,316
52,200	Argonaut Group, Inc. (a)	1,837,962
63,500	BioMed Realty Trust, Inc. - REIT	1,774,825
23,700	Capital One Financial Corp.	1,826,796
36,200	Chubb Corp.	1,848,010
89,800	CoBiz, Inc.	1,839,104
48,300	Countrywide Financial Corp.	1,848,924
78,700	E*TRADE Financial Corp. (a)	1,817,183
78,800	First State Bancorporation	1,758,816
59,000	HCC Insurance Holdings, Inc.	1,849,650
43,500	Investment Technology Group, Inc. (a)	1,780,455
27,000	Lincoln National Corp.	1,840,050
55,700	Mercantile Bank Corp.	1,891,572
33,500	Nexity Financial Corp. (a)	403,675
115,100	TD Ameritrade Holding Corp. (a)	1,841,600
53,300	U.S. Bancorp	1,900,678
56,000	United Community Banks, Inc.	1,829,520

		33,430,254

	Health Care - 8.2%
58,100	Amedisys, Inc. (a)	1,858,038
89,400	American Medical System Holdings, Inc. (a)	1,818,396
94,800	Bradley Pharmaceuticals, Inc. (a)	1,837,224
33,500	DaVita, Inc. (a)	1,827,425
87,300	Eclipsys Corp. (a)	1,826,316
50,400	LifePoint Hospitals, Inc. (a)	1,844,640
28,100	Medco Health Solutions, Inc. (a)	1,899,841
43,600	Merck & Co., Inc.	1,925,376
45,300	Psychiatric Solutions, Inc. (a)	1,810,188
77,500	Schering-Plough Corp.	1,819,700

		18,467,144

	Industrials - 7.2%
31,600	Copa Holdings SA - Class A (Panama)	1,769,600
76,400	EDO Corp.	1,836,656
21,800	Harsco Corp.	1,870,440

See notes to financial statements.

SemiAnnual Report	February 28, 2007	9

RYJ	Claymore/Raymond James SB-1 Equity Fund | Portfolio of Investments (unaudited) continued

Number of Shares		Value
110,300	Heartland Express, Inc. $	1,821,053
71,600	J.B. Hunt Transport Services, Inc.	1,901,696
41,300	Landstar System, Inc.	1,845,697
98,300	PGT, Inc. (a)	1,270,036
95,500	Republic Airways Holdings, Inc. (a)	1,892,810
45,300	Republic Services, Inc.	1,905,771

		16,113,759

	Information Technology - 19.9%
112,000	ADC Telecommunications, Inc. (a)	1,839,040
30,100	Alliance Data Systems Corp. (a)	1,798,475
868,400	Art Technology Group, Inc. (a)	1,884,428
37,200	Automatic Data Processing, Inc.	1,852,188
967,300	Avanex Corp. (a)	1,808,851
85,400	Benchmark Electronics, Inc. (a)	1,834,392
30,000	CDW Corp.	1,862,400
47,800	CheckFree Corp. (a)	1,812,576
69,000	Cisco Systems, Inc. (a)	1,789,860
1,186,700	Concurrent Computer Corp. (a)	1,874,986
47,900	Diodes, Inc. (a)	1,798,166
48,700	Global Payments, Inc.	1,873,489
37,700	Harris Corp.	1,850,316
120,000	Interactive Intelligence, Inc. (a)	1,774,800
68,700	Jabil Circuit, Inc.	1,835,664
125,500	KVH Industries, Inc. (a)	1,260,020
112,900	L-1 Identity Solutions, Inc. (a)	1,793,981
72,400	Macrovision Corp. (a)	1,786,108
97,100	Motorola, Inc.	1,798,292
74,500	National Semiconductor Corp.	1,908,690
131,400	Nuance Communications, Inc. (a)	1,851,426
237,300	Opsware, Inc. (a)	1,751,274
224,200	RF Micro Devices, Inc. (a)	1,789,116
146,400	SpectraLink Corp. (a)	1,711,416
47,600	VeriFone Holdings, Inc. (a)	1,858,780

		44,998,734

	Telecommunication Services - 7.6%
47,700	American Tower Corp. - Class A (a)	1,847,898
61,700	Cbeyond, Inc. (a)	1,917,019
55,100	Crown Castle International Corp. (a)	1,805,076
203,600	Dobson Communications Corp. - Class A (a)	1,807,968
80,900	Eschelon Telecom, Inc. (a)	1,927,847
26,300	NII Holdings, Inc. (a)	1,863,092
99,300	NTELOS Holdings Corp. (a)	1,853,931
12,800	SBA Communications Corp. - Class A (a)	345,216
100,900	Sprint Nextel Corp.	1,945,352
173,800	US LEC Corp. - Class A (a)	1,769,284

		17,082,683

	Total Common Stocks - 91.3% (Cost $194,986,516)	206,051,590

	Master Limited Partnerships - 8.7%
	Energy - 7.9%
59,100	Energy Transfer Equity, L.P.	1,991,670
35,000	Energy Transfer Partners, L.P.	1,930,600
63,400	Enterprise Products Partners, L.P.	1,934,334
68,700	EV Energy Partners, L.P.	1,900,929
19,200	Highland Holdings Group, L.P.	545,280
61,700	Inergy, L.P.	1,914,551
78,100	Magellan Midstream Holdings, L.P.	1,905,640
51,200	Teekay LNG Partners, L.P. (Marshall Island)	1,884,672
62,600	Teekay Offshore Partners, L.P. (Marshall Island)	1,865,480
42,800	Williams Partners L.P.	1,848,960

		17,722,116

	Utilities - 0.8%
44,200	Suburban Propane Partners, L.P.	1,885,130

	Total Master Limited Partnerships (Cost $15,981,760)	19,607,246

	Total Long-Term Investments - 100.0% (Cost $210,968,276)	225,658,836

Principal Amount		Value
	Short-Term Investments - 0.1%
	U.S. Government and Agency Securities - 0.1%
300,000	Federal Home Loan Bank Discount Note, maturing 3/1/07, yielding 5.04%(Cost $300,000)	300,000
	Total Investments - 100.1% (Cost $211,268,276)	225,958,836
	Liabilities in excess of Other Assets - (0.1%)	(150,765)

	Net Assets - 100.0%	$225,808,071

L.P. Limited Partnership

REIT Real Estate Investment Trust

(a) Non-income producing security.

See notes to financial statements.

10	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Statement of Assets and Liabilities

February 28, 2007 (unaudited)

Assets
Investments in securities, at value (cost $ 211,268,276)	$225,958,836
Cash	419
Receivable for securities sold	9,213,554
Dividends receivable	73,584
Other assets	392

Total assets	235,246,785

Liabilities
Payable for securities purchased	9,237,712
Advisory fee payable	149,796
Administration fee payable	4,675
Accrued expenses	46,531

Total liabilities	9,438,714

Net Assets	$225,808,071

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 11,122,822 shares issued and outstanding	$111,228
Additional paid-in capital	211,745,815
Accumulated net unrealized appreciation on investments	14,690,560
Accumulated net realized loss on investments	(288,932)
Accumulated net investment loss	(450,600)

Net Assets	$225,808,071

Net Asset Value (based on 11,122,822 common shares outstanding)	$20.30

See notes to financial statements.

SemiAnnual Report	February 28, 2007	11

RYJ	Claymore/Raymond James SB-1 Equity Fund

Statement of Operations For the six months ended February 28, 2007(unaudited)

Investment Income
Dividends (net of return of capital distributions received of $ 278,930)	$615,375
Interest	10,768

Total income		$626,143

Expenses
Advisory fee	936,699
Professional fees	59,332
Fund accounting	33,292
Trustees’ fees and expenses	30,905
Administration fee	29,478
Custodian fee	23,669
Printing expenses	20,788
Transfer agent fee	16,254
Insurance	16,007
NYSE listing	6,467
Miscellaneous	2,416
Total expenses		1,175,307

Net investment loss		(549,164)

Realized and Unrealized Gain on Investments
Net realized gain on investments		2,065,179
Net change in unrealized appreciation on investments		12,533,321

Net realized and unrealized gain on investments		14,598,500

Net Increase in Net Assets Resulting from Operations		$14,049,336

See notes to financial statements.

12	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Statement of Changes in Net Assets

	For the Six Months Ended February 28, 2007 (unaudited)	For the Period May 19, 2006* through August 31, 2006
Increase in Net Assets Resulting from Operations
Net investment loss	$(549,164)	$(36,812)
Net realized gain (loss) on investments	2,065,179	(1,231,962)
Net increase from payment from affiliate	—	92,583
Net change in unrealized appreciation on investments	12,533,321	2,157,239

Net increase in net assets resulting from operations	14,049,336	981,048

Distributions to Common Shareholders from
Net realized gain	(1,223,510)	—

Capital Share Transactions
Proceeds from the issuance of common shares	—	212,345,816
Common share offering costs charged to paid-in capital	—	(444,703)

Total increase in net assets applicable to common shareholders	—	211,901,113

Total increase in net assets	12,825,826	212,882,161
Net Assets
Beginning of period	212,982,245	100,084

End of period (including accumulated undistributed net investment income of ($450,600) and $98,564, respectively)	$225,808,071	$212,982,245

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report	February 28, 2007	13

RYJ	Claymore/Raymond James SB-1 Equity Fund

Statement of Financial Highlights

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended May 19, 2006* February 28, 2007 (unaudited)		For the Period through August 31, 2006
Net asset value, beginning of period	$19.15		$19.10	(b)
Income from investment operations
Net investment loss(a)	(0.05)		(0.00	)(c)
Net realized and unrealized gain on investments	1.31		0.09

Total from investment operations	1.26		0.09

Common shares’ offering expenses charged to paid-in capital	—		(0.04)

Distributions to common shareholders from net realized gain	(0.11)		—

Net asset value, end of period	$20.30		$19.15

Market value, end of period	$18.15		$17.50

Total investment return (d)
Net asset value	6.59%		0.26%
Market value	4.33%		(12.50)%
Ratios and supplemental data
Net assets, end of period (thousands)	$225,808		$212,982
Ratio of net expenses to average net assets	1.07	%(e)	1.12	%(e)
Ratio of net investment loss to average net assets	(0.50	)%(e)	(0.06	)%(e)
Portfolio turnover rate	70%		41%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Amount is less than $0.01.

(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

14	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Notes to Financial Statements February 28, 2007(unaudited)

Note 1 – Organization:

Claymore/Raymond James SB-1 Equity Fund (the “Fund”) was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”). For purposes of the Fund’s investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word “SB-1” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund’s Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund’s Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund’s Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund’s Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund’s status as a closed-end fund.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a)	Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good-faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c)	Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser provides a continuous investment program for the Fund’s portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund’s “Sub-Adviser”); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund’s Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund’s average daily Managed Assets.

SemiAnnual Report	February 28, 2007	15

RYJ	Claymore/Raymond James SB-1 Equity Fund | Notes to Financial Statements (unaudited) continued

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund.

Net Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

The Bank of New York (“BNY”) acts as the Fund’s accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser. Claymore Advisors, LLC reimbursed the Fund $92,583 representing the net detriment to the Fund as a result of a trading error that occurred in June 2006. This reimbursement is shown on the Statement of Operations as a “Net increase from payment from affiliate.”

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of February 28, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$211,705,350	$19,535,140	$(5,281,654)	$14,253,486

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships.

Note 5 – Investments in Securities:

For the six months ended February 28, 2007, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $155,324,111 and $156,977,797, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. Of this amount, the Fund issued 10,000,000 shares of common stock in its initial public offering and issued, pursuant to an over-allotment option to the underwriters, an additional 400,000 shares on May 26, 2006, 400,000 shares on June 15, 2006 and 317,582 shares on June 23, 2006. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering expenses of $444,703 ,or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay all of the organizational costs and offering expenses (other than sales load) in excess of $0.04 per common share.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes”(“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

16	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Supplemental Information (unaudited)

Trustees

The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	23	None.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2006	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	26	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2006	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	24	None.
Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2006	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	26	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

–Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Officers

The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant Officers:	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations

Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) of Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa J. Nguyen Year of birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc. (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report	February 28, 2007	17

RYJ	Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically rein vested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

18	SemiAnnual Report	February 28, 2007

RYJ	Claymore/Raymond James SB-1 Equity Fund

Fund Information

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Steven M. Hill	and Administrator
	Chief Financial Officer,	Claymore Advisors, LLC
Nicholas Dalmaso*	Chief Accounting Officer and Treasurer	Lisle, Illinois

Ronald A. Nyberg	Melissa J. Nguyen	Investment Sub-Adviser
Ronald E. Toupin, Jr.	Secretary	Raymond James & Associates, Inc.
	Bruce Saxon	St. Petersburg, Florida
Chief Compliance Officer

Accounting Agent,
	Jim Howley	Custodian and Transfer Agent
	Assistant Treasurer	The Bank of New York
NewYork, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Raymond James SB-1 Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Raymond James SB-1 Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the second and fourth quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at http://www.claymore.com.

In April 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report	February 28, 2007	19

RYJ	Claymore/Raymond James SB-1 Equity Fund

About the Fund Manager

About the Fund’s Sub-Adviser and Portfolio Manager

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. (“Raymond James”) and managed by Claymore Advisors, LLC (“Claymore”). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, “Strong Buy 1” by Raymond James analysts.

Raymond James & Associates, Inc.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

Overview of Raymond James Equity Research

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform.

Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

Claymore Advisors, LLC

Claymore provides a continuous investment program for the Fund’s portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, serves as Portfolio Manager of the Fund. Mr Craig joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member NASD/SIPC

Item 2.	Code of Ethics.

Not applicable for the semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for the semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services

Not applicable for the semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrant.

Not applicable for the semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for the semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for the semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Raymond James SB-1 Equity Fund

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer and Chief Legal Officer

Date: May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer and Chief Legal Officer

Date: May 7, 2007

By:	/s/ Steven M. Hill
Steven M. Hill Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: May 7, 2007